Exhibit 99.1

 Needham & Company  22nd Annual Virtual Healthcare Conference  April 17, 2023  Jim Clemmer, President & CEO  Stephen Trowbridge, Executive Vice President & CFO

 2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 A medical technology platform company focused on a select group of large, high growth markets where meaningful treatment gaps exist in current standard of care. Our technologies positively impact treatment options and patients' quality of life.   AngioDynamics

Angiodynamics

A medical technology platform company focused on a select group of large, high growth markets where meaningful treatment gaps exist in current standard of care. Our technologies positively impact treatment options and patients' quality of life.

Cardiovascular disease and cancer have the highest morbidity and mortality worldwide



Global Cardiovascular Disease Burden[1]

523M diagnosed in 2020
~19 million deaths

Cardiovascular Disease causes 1 in 3 deaths globally

Global Cancer Burden[2]

19.3M diagnosed in 2020
~10 million deaths

Cancer causes 1 in 6 deaths globally

1. https://professional.heart.org/-/media/PHD-Files-2/Science-News/2/2022-Heart-and-Stroke-Stat-Update/2022-Stat-Update-factsheet-Global-Burden-of-Disease.pdf; https://www.cdc.gov/pcd/issues/2022/22_0347.htm
2. https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21660#:~:text=Worldwide%2C%20an%20estimated%2019.3%20million,skin%20cancer)%20occurred%20in%202020.

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AngioDynamics

Investments in our Med Tech platforms are funded by operating cash flows from our Med Device portfolio

Med Tech: Invest for Growth
Peripheral Arterial Disease
Venous Thromboembolism
Cardiac Thrombus & Emboli
Solid Tumor

Med Device: Maintain Positioning	
Vascular Access Catheters & Accessories	Microwave & Radiofrequency Ablation
Diagnostic Catheters, Guidewires & Kits	Lung Biopsy Safety
Endovenous Laser Treatment	Radiation Treatment Stabilization Balloons

FOCUSED TRANSFORMATION PURSUING ATTRACTIVE MARKETS

U.S. Total Addressable Markets

FY2018 - $1.3B
Began our strategic initiative to become a growth company

FY2021 - $3.0B
Launch of the Auryon System gives us access to the peripheral atherectomy market

FY2023 - $6.0B
Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access

FY2025 - $8.0B
Planned Thrombectomy & PE portfolio additions & new indications increase market access

The planned portfolio additions and new indications are based on management estimates and industry sources as of July 2022 and are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

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AngioDynamics

Cancer	Cardiovascular Disease					
Solid Tumor* Prostate, Liver & Pancreas	**PAD** Peripheral Arterial Disease	**DVT** Deep Vein Thrombosis		**PE*** Pulmonary Embolism	Cardiac Thrombus & Emboli	
	Atherectomy	Small Bore*	Large Bore		Left Heart*	Right Heart
$2.0B TAM	$1.1B TAM	$2.4B TAM	$600M TAM	$2.9B TAM	$665M TAM	$160M TAM

- NanoKnife: Solid Tumor
- AURYON: PAD, DVT Small Bore
- ALPHAVAC: DVT Large Bore, PE
- ANGIOVAC: Cardiac Left Heart, Right Heart

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*AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart are not cleared by the US Food and Drug Administration (FDA) for these indications
In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue
The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

AngioDynamics

Focused technology platforms targeting attractive markets with meaningful treatment gaps, where our differentiated technologies can address unmet needs

Disease State	Platform	Treatment	Status
PAD Peripheral Arterial Disease	AURYON	Atherectomy	Launched
Thrombus Venous Thromboembolism & Cardiac Thrombus & Emboli	ALPHAVAC	Pulmonary Embolism*	APEX study currently enrolling Targeted launch 2H calendar 2024
		Large Vessel Thrombectomy	Launched
	AURYON	Small Vessel Thrombectomy*	Targeted 510K approval end of calendar 2024
	ANGIOVAC	Right Heart	Launched
		Left Heart*	In Development
Solid Tumor	NanoKnife	Prostate Tissue*	PRESERVE study >70% enrolled Launch targeted end of calendar 2024

*AlphaVac PE, Auryon Venous Thrombectomy/DVT, AngioVac Left Heart & NanoKnife Prostate are not cleared by the US Food and Drug Administration (FDA) for these indications.

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PAD

With over 35,000 cases performed, the Auryon Atherectomy System is the only atherectomy solution with the safety profile and versatility to treat every lesion location and morphology

THE MARKET

2022 TAM

$1.1B



$760M
$210M
$100M
Europe
APAC
US

OUR SOLUTION

AURYON

- Peripheral Atherectomy



AURYON

WHY IT MATTERS

Treat all levels of calcification [a-c]

- Indicated for in-stent restenosis*
- Treats above and below the knee (inc. below the ankle)

*2.0mm and 2.35mm catheters are indicated for ISR.

Protective of vessel wall [c-e]

- Targeted biological reactions to address risk of perforations
- Built-in aspiration to address risk of embolization†

†Built-in aspiration available with the 2.0-and 2.35-mm catheters.

Designed for hospital and lab [a-c, f]

- Portable, 110V outlet, low noise, touch screen
- Debulk in fewer passes

a-f See reference page

"We've always known that Auryon's technology is one-of-a-kind and unmatched. With the new [hydrophilic coating], we should be able to prove this – case after case after case"

– Dr. Curtis Anderson, Vascular & Interventional Radiologist

Source: Management estimate & industry sources as of July 2022.

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Thrombus Management

Our differentiated technology platforms offer potential treatment solutions across multiple disease states

THE MARKET

VTE

PE
Pulmonary Embolism
DVT
Deep Vein Thrombosis

+

Cardiac

TVIE
Tricuspid Valve Endocarditis
LV
Lead Vegetation
RA
Right Atrial Thrombus

2022 TAM

$6.7B


VTE
$1B
$1B
$3.9B
Europe
APAC
US
Cardiac
$290M
$535M
Europe
US

OUR SOLUTION

ANGIOVAC

- Right Heart and Left Heart removal of cardiac thrombus

ALPHAVAC

- Large Vessel Venous Thrombectomy/DVT
- Pulmonary Embolism*

AURYON

- Small Vessel Venous Thrombectomy/DVT*

WHY IT MATTERS

- Only solution on the market with *continuous aspiration* and *simultaneous reinfusion* of filtered blood
- Aspirates large clot burden

- Controlled aspiration
- Aspirates large clot burden
- APEX-AV study for PE

- Auryon's low profile + laser + aspiration, make it a compelling and simple technology to effectively ablate& remove thrombus with the legs.

Source: Management estimate & industry sources as of July 2022.
*AlphaVac PE, Auryon Venous Thrombectomy/DVT, and AngioVac Left Heart are not cleared by the US FDA for these indications.

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Thrombus Management

Technology portfolio targeted at peripheral and cardiovascular thrombolytic events, including small and large vessels



Large Vessel

PE
Pulmonary Embolism — ALPHAVAC

CARDIAC
RH/LH Thrombus — ANGIOVAC

IVC/SVC
Inferior & Superior Vena Cava — ALPHAVAC





- Larger vessels can accommodate large devices (>18FR)
- Larger the vessel the larger the clot
- Bigger is better (inner lumen)
- Funnel matters – dehydrate clot

Small Vessel

DVT
Ilio-Fem — AURYON





355 nm laser is designed to deliver an optimized wavelength, pulse width, and amplitude to restore flow in occluded vessels[c, d, g]

- Smaller devices needed for smaller vessels and access sites (<14FR)
- Laser will "break-up" thrombus while the aspiration pump will remove
- Laser safety profile is effective in arteries and veins
- Simple, intuitive and safe for DVT

c-g See reference page
*AlphaVac PE, Auryon Venous Thrombectomy/DVT, and AngioVac Left Heart are not cleared by the US FDA for these indications.

Prostate Initiative*

Over 505,000 men with prostate cancer could be treated with this technology

THE MARKET

2023 Global TAM

$2B



$30M
$60M
$521M
$702M
$728M
USA
EMEA
APAC
LAM
CAN

OUR SOLUTION

NanoKnife

- Focal Therapy



WHY IT MATTERS

Targeted: Short electric pulses destroy cells without relying on extreme heat or cold and spare vital structures within the ablation zone

Quality of Life: Better preserves urinary control and erectile function

Versatile: Can be used in all segments of the prostate for primary and recurrent disease

Fast: Minimally invasive treatment that is delivered in a single session

Preserves future treatment options

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*IDE Study in progress
Market Source: Management estimate & industry sources as of July 2022.

 International Expansion PlanExpanding our business reach in targeted regions & countries  12  Aligning our Go-to-Market strategy to the different regions and markets, utilizing new partnerships where appropriate to maximize growth  Preparing for EU and selected OUS launches of both the Auryon Atherectomy Product line, and the AlphaVac large bore Thrombectomy product Line  Targeted launch date Auryon: 1H of calendar 2024  Targeted launch date AlphaVac: 1H of calendar 2024  Continue to increase our global presence through our series of life symposiums which has attracted interest from global key opinion leaders who are gaining more access of our technologies

Medical Device

Med Device: Maintain Positioning	
Vascular Access Catheters & Accessories	Microwave & Radiofrequency Ablation
Diagnostic Catheters, Guidewires & Kits	Lung Biopsy Safety
Endovenous Laser Treatment	Radiation Treatment Stabilization Balloons

PORTFOLIO

- Optimizing our commercial approach by re-aligning Core portfolio into new VA - Device centric commercial team

MARKET ACCESS

- Broader Med Device bag allows deeper customer engagement
- Maximize clinical differentiation & secure committed customers through targeted GPO/IDN contracting

PERFORMANCE

- Maintain a strong culture of execution and collaboration through disciplined sales & marketing plans
- Develop & export key talent throughout the organization

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Q3 and YTD FY23 Results (unaudited)  14  $ in thousands (except per share data)  Q3 FY23  Q3 FY22  Change  YTD FY23  YTD FY22  Change  Revenue   $80,712  $73,970  9.1%  $247,678  $229,221  8.1%   Med Tech    Med Device   $22,874  $57,838  $19,612  $54,358  16.6%  6.4%  $70,193  $177,485  $56,106  $173,115  25.1%  2.5%   United States   International  $67,620  $13,092  $62,445  $11,525  8.3%  13.6%  $208,274  $39,404  $192,259  $36,962  8.3%  6.6%  Gross Margin   Med Tech    Med Device   50.2%  64.6%  44.5%  52.2%  66.1%  47.1%  (200 bps)  (150 bps)  (260 bps)  51.6%  63.8%  46.8%  52.0%  66.1%  47.5%  (40 bps)  (230 bps)  (70 bps)  Net Loss  Non-GAAP Adjusted Net Income (Loss)  ($9,485)  ($1,023)  ($4,958)  $1,307  ($4,527)  ($2,330)  ($30,975)  ($3,153)  ($20,281)  ($436)  ($10,694)  ($2,717)  GAAP EPS  Non-GAAP Adjusted EPS  ($0.24)  ($0.03)  ($0.13)  $0.03  ($0.11)  ($0.06)  ($0.79)  ($0.08)  ($0.52)  ($0.01)  ($0.27)  ($0.07)  Adjusted EBITDA  $4,258  $6,695  ($2,437)  $14,674  $14,687  ($13)  $ in thousands   Q3 FY23  Q4 FY22  Change  Cash  $30,111   $28,825  $1,286  Debt   Revolving Facility    Delayed-Draw Term Loan  $50,000  $25,000  $25,000   $25,000   $25,000  $0  $25,000  $0  $25,000  Net (Debt) Cash  ($19,889)   $3,825  ($23,714)

 Q3 and YTD FY23 Results  15   Med Device   Med Tech  25.1% growth  2.5% growth  YTD Revenue Growth  YTD FY22  YTD FY23  YTD Revenue Contribution  YTD FY22  YTD FY23   Med Device   Med Tech  16.6% growth  6.4% growth  Q3 Revenue Growth  Q3 FY22  Q3 FY23  Q3 Revenue Contribution  Q3 FY22  Q3 FY23

 Needham & Company  22nd Annual Virtual Healthcare Conference  April 17, 2023  Jim Clemmer, President & CEO  Stephen Trowbridge, Executive Vice President & CFO

 Auryon References  a. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8.   b. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical’s B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92.   c. Auryon. Instructions for use. AngioDynamics; 2019.   d. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.   e. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.   f. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published.   g. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644.   17